UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06718

BNY Mellon Investment Grade Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	07/31
Date of reporting period:	07/31/19

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Inflation Adjusted Securities Fund

ANNUAL REPORT July 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Inflation Adjusted Securities Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Inflation Adjusted Securities Fund (formerly Dreyfus Inflation Adjusted Securities Fund), covering the 12-month period from August 1, 2018 through July 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Throughout the reporting period, the U.S. economy remained relatively healthy, while other developed economies weakened. In the U.S., robust expansion and corporate earnings supported stocks, whereas in other developed markets, declines that began early in 2018 continued.

But stock markets weakened across the board in the fourth quarter of 2018 due in part to concerns about rising interest rates, trade tensions and slowing global growth. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. The downturn erased 2018’s prior gains in U.S. markets and deepened losses in international markets. In January 2019, however, the Fed indicated that it would make further interest-rate increases “data-dependent,” and this led stocks to a strong rebound that persisted into 2019’s second quarter. Escalating trade tensions disrupted equity markets in May 2019, but U.S. stocks rebounded to new highs late in the reporting period, as investors began to anticipate an interest-rate cut by the Fed.

In fixed-income markets, returns were hampered early in the reporting period by rising interest rates and accelerating inflation. But with the return of stock market volatility in October 2018, a flight to quality led to a rise in prices for Treasury bonds that continued through the end of the year, leading to a flattening of the yield curve. In January 2019, the Fed’s shift away from a hawkish stance on interest rates caused bond markets to rally further, eventually causing the yield on the 10-year Treasury note to fall below that of short-term Treasuries, a condition that can indicate a decline in investor confidence in the economy.

Nevertheless, we believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
August 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from August 1, 2018 through July 31, 2019, as provided by Robert Bayston, CFA, and Nate Pearson, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended July 31, 2019, BNY Mellon Inflation Adjusted Securities Fund’s (formerly, Dreyfus Inflation Adjusted Securities Fund) Class I shares produced a total return of 4.64%, Investor shares returned 4.45% and Class Y shares returned 4.79%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. TIPS 1-10 Year Index (the “Index”), produced a 5.24% total return for the same period.2

Treasury inflation-protected securities (TIPS) produced positive returns over the 12 months. The fund is positioned to take advantage of increases in inflation. The fund trailed the Index, due primarily to security selection shortfalls and the deduction of fees and expenses.

The Fund’s Investment Approach

The fund seeks returns that exceed the rate of inflation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed securities. The inflation-indexed securities issued by the U.S. Treasury and some foreign government issuers, for example, accrue inflation into the principal value of the bond. Other issuers may pay out the Consumer Price Index accruals as part of a semiannual coupon.

The fund invests primarily in high-quality, U.S. dollar-denominated, inflation-indexed securities. To a limited extent, the fund may invest in foreign currency-denominated, inflation-protected securities and other fixed-income securities not adjusted for inflation, which are rated investment grade or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. Other such fixed-income securities may include: U.S. government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities. The fund seeks to keep its average effective duration between two and ten years, and the fund may invest in securities of any maturity without restriction.

Markets Pivot on Central Bank Policy

U.S. debt markets were driven by fluctuating interest rates and spread volatility during the first half of the reporting period. In the late summer and early fall of 2018, interest rates rose at many points along the yield curve, suppressing Treasury performance. Corporate high yield debt outperformed like-duration Treasuries. Investment-grade corporate credit, despite high supply levels, also performed well. TIPS gained ground on mounting inflationary pressures. However, the market hit an inflection point in the fourth quarter when concerns over decelerating growth and the possibility of continued U.S. Federal Reserve (“Fed”) interest-rate hikes, in the face of unsupportive data, triggered a sell-off that lasted throughout the remainder of 2018. Spreads widened and risk assets came under pricing pressure, which was exacerbated by a lack of liquidity within the market. High yield and investment-grade corporate bond prices fell. TIPS prices also dipped as inflation expectations weakened. A flight to quality among investors increased the demand for Treasuries, raising their prices and pushing down yields.

In January, the environment turned a corner when Chairman Jerome Powell made comments that the Fed would be patient and flexible with the pace of future interest-rate increases. Soon after, the European Central Bank and the Bank of Japan made statements indicating they would continue to support growth if needed, and rates would likely stay lower for longer. This reassured investors, as did progress toward a trade resolution between the U.S. and China. Rates generally fell during the last half of the reporting period, supporting U.S. Treasury returns. After significant widening of spreads at the end of 2018, tightening occurred across many asset classes during the period, allowing risk assets to perform well, with corporate debt leading the broader market. In May 2019, equity markets sputtered due to resurfacing trade issues, causing investors to seek safe-haven assets, depressing U.S. Treasury

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

yields, and providing an additional boost to prices of fixed-income instruments. The Fed reiterated its patient stance regarding future rate hikes and its willingness to take action to support economic growth rates during its early May meeting. At the end of July 2019, the Fed cut the federal funds interest rate by 25 basis points.

Security Selection Detracted While Yield Curve Positioning Was Additive

The fund’s return mildly trailed the Index for the period. Security selection detracted moderately from relative results. In particular, TIPS selections within the intermediate portion of the curve provided a headwind to performance.

Conversely, the fund’s yield curve positioning was additive. Two- and five-year maturity securities contributed to results as interest rates in that part of the yield curve fell most precipitously during the period, helping valuations. The portfolio’s neutral to slightly short duration positioning relative to the Index also helped to bolster results.

Positioned for Moderate Growth

We expect the shift towards monetary easing should extend the ongoing economic expansion and continue to support risk assets. We believe we are in the later stages of an economic cycle and the economy has only recently hit full capacity. However, it is possible the U.S.-China standoff could pose a headwind to economic activity. Purchasing managers’ spending intentions have softened and economic data has run weaker than expected; however, the U.S. has managed to maintain its domestic momentum for the time being. As the Fed eases monetary policy in order to sustain the expansion, it may not be enough to offset the tightening effects of a trade conflict.

We believe that security selection and the management of the strategy remain paramount, and we continue to screen securities on an in-depth, issue-by-issue basis. We view this current market as a heterogeneous market where successful individual security selection has the potential to yield a competitive advantage.

August 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. —The Bloomberg Barclays U.S. TIPS 1-10 Year Index measures the performance of the U.S. Treasury Inflation-Protected Securities (TIPS) market with a maturity greater than 1 year and less than 10 years. Federal Reserve holdings of U.S. TIPS are not index-eligible and are excluded from the face amount outstanding of each bond in the index. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Interest payments on inflation-protected bonds will vary as the bond’s principal value is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. Any increase in the principal amount of an inflation-protected bond (which follows a rise in the relevant inflation index) will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

During periods of rising interest rates and flat or declining inflation rates, inflation-protected bonds can underperform. Inflation-protected bonds issued by corporations generally do not guarantee repayment of principal.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Class I shares and Investor shares of BNY Mellon Inflation Adjusted Securities Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. TIPS 1-10 Year Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class I and Investor shares of BNY Mellon Inflation Adjusted Securities Fund on 7/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on all classes. The Index measures the performance of the U.S. Treasury Inflation-Protected Securities (TIPS) market with a maturity greater than 1 year and less than 10 years. Federal Reserve holdings of U.S. TIPS are not index-eligible and are excluded from the face amount outstanding of each bond in the Index. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of $1,000,000 investment in Class Y shares of BNY Mellon Inflation Adjusted Securities Fund with a hypothetical investment of $1,000,000 in the Bloomberg Barclays U.S. TIPS 1-10 Year Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Inflation Adjusted Securities Fund on 7/31/09 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on all classes. The Index measures the performance of the U.S. Treasury Inflation-Protected Securities (TIPS) market with a maturity greater than 1 year and less than 10 years. Federal Reserve holdings of U.S. TIPS are not index-eligible and are excluded from the face amount outstanding of each bond in the Index. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 7/31/19
	Inception Date	1 Year	5 Years	10 Years
Class I shares	10/31/02	4.64%	1.05%	3.05%
Investor shares	10/31/02	4.45%	0.79%	2.76%
Class Y shares	7/1/13	4.79%	1.13%	3.10%†
Bloomberg Barclays U.S. TIPS 1-10 Year Index		5.24%	1.50%	2.90%

† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Inflation Adjusted Securities Fund from February 1, 2019 to July 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended July 31, 2019

	Class I	Investor Shares	Class Y
Expense paid per $1,000†	$2.78	$4.09	$2.38
Ending value (after expenses)	$1,037.30	$1,036.10	$1,038.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended July 31, 2019

	Class I	Investor Shares	Class Y
Expense paid per $1,000†	$2.76	$4.06	$2.36
Ending value (after expenses)	$1,022.07	$1,020.78	$1,022.46

† Expenses are equal to the fund‘s annualized expense ratio of .55% for Class I, .81% for Investor Shares and .47% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
July 31, 2019

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.9%
U.S. Government Securities - 99.9%
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	1.75	1/15/2028	6,601,068	[a]	7,397,547
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	2.00	1/15/2026	5,838,517	[a]	6,491,743
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	2.38	1/15/2025	3,192,710	[a]	3,555,370
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	2.50	1/15/2029	5,964	[a]	7,179
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	7/15/2026	154,915	[a]	154,113
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	4/15/2021	2,312,334	[a]	2,285,096
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	7/15/2022	6,420,019	[a]	6,388,403
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2023	8,528,410	[a]	8,581,859
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2025	8,142,446	[a]	8,228,121
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2027	7,532,446	[a]	7,618,609
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.50	1/15/2028	10,065,446	[a]	10,247,225
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.63	1/15/2024	5,855,429	[a]	5,947,852
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.63	4/15/2023	8,964,545	[a]	9,050,070
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.63	1/15/2026	3,141,729	[a]	3,218,045
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.63	7/15/2021	9,874,013	[a]	9,909,547

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.9% (continued)
U.S. Government Securities - 99.9% (continued)
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	1.25	7/15/2020	123,298	[a] 123,793
Total Bonds and Notes (cost $87,564,701)			89,204,572
Description	1-Day Yield (%)		Shares
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $314,604)	2.28		314,604	[b] 314,604
Total Investments (cost $87,879,305)			100.3%	89,519,176
Liabilities, Less Cash and Receivables			(0.3%)	(269,605)
Net Assets			100.0%	89,249,571

a Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	99.9
Investment Companies	.4
100.3

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 7/31/18($)	Purchases($)	Sales($)	Value 7/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	222,718	24,716,581	24,624,695	314,604.4		9,471

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	87,564,701	89,204,572
Affiliated issuers	314,604	314,604
Receivable for investment securities sold		3,991,332
Receivable for shares of Common Stock subscribed		93,530
Interest receivable		44,699
Prepaid expenses		24,869
		93,673,606
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		30,982
Cash overdraft due to Custodian		294,303
Payable for investment securities purchased		3,871,108
Payable for shares of Common Stock redeemed		153,127
Directors fees and expenses payable		16,975
Accrued expenses		57,540
		4,424,035
Net Assets ($)		89,249,571
Composition of Net Assets ($):
Paid-in capital		105,733,621
Total distributable earnings (loss)		(16,484,050)
Net Assets ($)		89,249,571

Net Asset Value Per Share	Class I	Investor Shares	Class Y
Net Assets ($)	15,184,224	10,018,227	64,047,120
Shares Outstanding	1,206,727	798,304	5,084,314
Net Asset Value Per Share ($)	12.58	12.55	12.60

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended July 31, 2019

Investment Income ($):
Income:
Interest	2,136,300
Dividends from affiliated issuers	9,471
Income from securities lending—Note 1(b)	6,998
Total Income	2,152,769
Expenses:
Management fee—Note 3(a)	318,299
Professional fees	83,361
Registration fees	52,257
Shareholder servicing costs—Note 3(b)	49,532
Custodian fees—Note 3(b)	3,211
Prospectus and shareholders’ reports	2,756
Loan commitment fees—Note 2	2,718
Directors’ fees and expenses—Note 3(c)	2,000
Miscellaneous	32,052
Total Expenses	546,186
Investment Income—Net	1,606,583
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,651,680)
Net unrealized appreciation (depreciation) on investments	4,395,902
Net Realized and Unrealized Gain (Loss) on Investments	2,744,222
Net Increase in Net Assets Resulting from Operations	4,350,805

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31,
	2019	2018	[a]
Operations ($):
Investment income—net	1,606,583	3,289,361
Net realized gain (loss) on investments	(1,651,680)	(461,536)
Net unrealized appreciation (depreciation) on investments	4,395,902	(2,677,119)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,350,805	150,706
Distributions ($):
Distributions to shareholders:
Class I	(384,448)	(580,493)
Investor Shares	(201,315)	(335,690)
Class Y	(1,608,835)	(2,507,956)
Total Distributions	(2,194,598)	(3,424,139)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class I	4,836,122	8,907,848
Investor Shares	678,577	912,820
Class Y	10,791,184	20,038,701
Distributions reinvested:
Class I	368,984	563,887
Investor Shares	192,896	324,027
Class Y	293,653	345,258
Cost of shares redeemed:
Class I	(11,920,527)	(6,897,422)
Investor Shares	(3,554,131)	(3,656,545)
Class Y	(36,135,340)	(22,606,045)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(34,448,582)	(2,067,471)
Total Increase (Decrease) in Net Assets	(32,292,375)	(5,340,904)
Net Assets ($):
Beginning of Period	121,541,946	126,882,850
End of Period	89,249,571	121,541,946

14

	Year Ended July 31,
	2019	2018	[a]
Capital Share Transactions (Shares):
Class Ib
Shares sold	395,092	713,659
Shares issued for distributions reinvested	29,788	45,334
Shares redeemed	(972,083)	(553,075)
Net Increase (Decrease) in Shares Outstanding	(547,203)	205,918
Investor Shares
Shares sold	55,550	73,266
Shares issued for distributions reinvested	15,565	26,110
Shares redeemed	(290,489)	(292,948)
Net Increase (Decrease) in Shares Outstanding	(219,374)	(193,572)
Class Y
Shares sold	880,457	1,612,757
Shares issued for distributions reinvested	23,849	27,715
Shares redeemed	(2,944,063)	(1,812,571)
Net Increase (Decrease) in Shares Outstanding	(2,039,757)	(172,099)

[a] Distributions to shareholders include only distributions from net investment income. Undistributed investment income-net was $573,731 in 2018 and is no longer presented as a result of the adoption of SEC's Disclosure Update and Simplification Rule.

[b] During the period ended July 31, 2019, 45,971 Class Y shares representing $567,375 were exchanged for 46,027 Class I shares and during the period ended July 31, 2018, 103,427 Class Y shares representing $1,290,282 were exchanged for 103,530 Class I shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended July 31,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.28	12.61	12.85	12.51	12.89
Investment Operations:
Investment income—net[a]	.17	.33	.21	.10	.01
Net realized and unrealized gain (loss) on investments	.40	(.32)	(.26)	.31	(.30)
Total from Investment Operations	.57	.01	(.05)	.41	(.29)
Distributions:
Dividends from investment income-net	(.23)	(.34)	(.19)	(.07)	(.09)
Dividends from net realized gain on investments	(.04)	-	-	-	-
Total Distributions	(.27)	(.34)	(.19)	(.07)	(.09)
Net asset value, end of period	12.58	12.28	12.61	12.85	12.51
Total Return (%)	4.64	.11	(.39)	3.27	(2.24)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.55	.51	.54	.52
Ratio of net expenses to average net assets	.53	.55	.51	.54	.52
Ratio of net investment income to average net assets	1.35	2.66	1.67	.80	.05
Portfolio Turnover Rate	91.84	47.82	51.76	59.68	53.54
Net Assets, end of period ($ x 1,000)	15,184	21,533	19,525	17,594	20,099

a Based on average shares outstanding.

See notes to financial statements.

16

	Year Ended July 31,
Investor Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.24	12.58	12.81	12.50	12.90
Investment Operations:
Investment income (loss)—net[a]	.17	.30	.18	.07	(.03)
Net realized and unrealized gain (loss) on investments	.37	(.33)	(.26)	.30	(.29)
Total from Investment Operations	.54	(.03)	(.08)	.37	(.32)
Distributions:
Dividends from investment income-net	(.19)	(.31)	(.15)	(.06)	(.08)
Dividends from net realized gain on investments	(.04)	-	-	-	-
Total Distributions	(.23)	(.31)	(.15)	(.06)	(.08)
Net asset value, end of period	12.55	12.24	12.58	12.81	12.50
Total Return (%)	4.45	(.23)	(.60)	3.00	(2.52)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.76	.76	.74
Ratio of net expenses to average net assets	.80	.80	.76	.76	.74
Ratio of net investment income (loss) to average net assets	1.34	2.40	1.41	.58	(.25)
Portfolio Turnover Rate	91.84	47.82	51.76	59.68	53.54
Net Assets, end of period ($ x 1,000)	10,018	12,460	15,236	19,343	21,488

a Based on average shares outstanding.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Y Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.29	12.63	12.86	12.51	12.89
Investment Operations:
Investment income—net[a]	.20	.34	.22	.11	.01
Net realized and unrealized gain (loss) on investments	.39	(.33)	(.25)	.31	(.29)
Total from Investment Operations	.59	.01	(.03)	.42	(.28)
Distributions:
Dividends from investment income-net	(.24)	(.35)	(.20)	(.07)	(.10)
Dividends from net realized gain on investments	(.04)	-	-	-	-
Total Distributions	(.28)	(.35)	(.20)	(.07)	(.10)
Net asset value, end of period	12.60	12.29	12.63	12.86	12.51
Total Return (%)	4.79	.10	(.24)	3.36	(2.19)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.47	.49	.43	.44	.41
Ratio of net expenses to average net assets	.47	.49	.43	.44	.41
Ratio of net investment income to average net assets	1.58	2.72	1.74	.90	.11
Portfolio Turnover Rate	91.84	47.82	51.76	59.68	53.54
Net Assets, end of period ($ x 1,000)	64,047	87,549	92,121	95,606	140,443

a Based on average shares outstanding.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Inflation Adjusted Securities Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek returns that exceed the rate of inflation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Inflation Adjusted Securities Fund to BNY Mellon Inflation Adjusted Securities Fund and the Company changed its name from Dreyfus Investment Grade Funds, Inc. to BNY Mellon Investment Grade Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 1.1 billion shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Class I (500 million shares authorized), Investor (500 million shares authorized) and Class Y (100 million shares authorized). Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Investor shares are subject to a Shareholder Services Plan fee. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S.

19

NOTES TO FINANCIAL STATEMENTS (continued)

generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of July 31, 2019 in valuing the fund’s investments:

21

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets($) Investments in Securities:†
Investment Company	314,604	-	-	314,604
U.S. Treasury	-	89,204,572	-	89,204,572

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended July 31, 2019, The Bank of New York Mellon earned $1,311 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such

22

dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended July 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2019, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $17,986,962 and unrealized appreciation $1,502,912.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2019. The fund has $8,221,458 of short-term capital losses and $9,765,504 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2019 and July 31, 2018 were as follows: ordinary income $2,194,598 and $3,424,139, respectively.

During the period ended July 31, 2019, as a result of permanent book to tax differences, primarily due to the tax treatment for an excess dstribution, the fund increased total distributable earnings (loss) by $4,998 and

23

NOTES TO FINANCIAL STATEMENTS (continued)

decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .30% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net

24

assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2019, the fund was charged $27,231 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended July 31, 2019, the fund was charged $7,078 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended July 31, 2019, the fund was charged $3,211 pursuant to the custody agreement.

During the period ended July 31, 2019, the fund was charged $11,499 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $22,837, Shareholder Services Plan fees $2,145, custodian fees $936, Chief Compliance Officer fees $3,861 and transfer agency fees $1,203.

25

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended July 31, 2019, amounted to $96,374,439 and $133,117,260, respectively.

At July 31, 2019, the cost of investments for federal income tax purposes was $88,016,264; accordingly, accumulated net unrealized appreciation on investments was $1,502,912, consisting of $1,656,345 gross unrealized appreciation and $153,433 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Inflation Adjusted Securities Fund (formerly, Dreyfus Inflation Adjusted Securities Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Inflation Adjusted Securities Fund (the “Fund”) (formerly, Dreyfus Inflation Adjusted Securities Fund) (one of the funds constituting BNY Mellon Investment Grade Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Grade Funds, Inc.) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
September 26, 2019

27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 100% of ordinary income dividends paid during the fiscal year ended July 31, 2019 as qualifying “interest related dividends”. Also for state individual income tax purposes, the Fund hereby reports 100% of the ordinary income dividends paid during its fiscal year ended July 31, 2019 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California, Connecticut and the District of Columbia. Also, the fund hereby reports $.0366 per share as a short-term capital gain distribution paid on December 18, 2018.

28

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 23-24, 2019, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was at or above the Performance Group median for eight of the ten one-year periods ended May 31st and above the Performance Universe median for six of the ten one-year periods ended May 31st. The Board considered the relative proximity of the fund’s total return and yield performance to the Performance Group and/or Performance Universe median during certain periods when performance was below median. It was noted that there were only three other funds in the Performance Group. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in four of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group median and at the Expense Universe median and the fund’s total expenses were below the Expense Group median and above the Expense Universe median.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated

30

on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• While the Board noted the fund’s yield performance, the Board agreed to closely monitor performance and determined to approve renewal of the Agreement only until the first quarter 2020 regular Board meeting.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement through the first quarter 2020 regular Board meeting.

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BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 120

———————

Francine J. Bovich (68)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 70

———————

Andrew J. Donohue (69)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (September 2017-July 2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 56

———————

Isabel P. Dunst (72)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-present; previously, Of Counsel, 2015-2018, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

33

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

J. Charles Cardona (63)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Manager (2008-2016), Chairman of the MBSC Securities Corporation (“MBSC”) (2013-2016)

No. of Portfolios for which Board Member Serves: 33

———————

Nathan Leventhal (76)
Board Member (2009)
Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• President of the Palm Beach Opera (2016-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (55)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 97

———————

Roslyn M. Watson (69)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 56

———————

34

Benaree Pratt Wiley (73)
Board Member (2009)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 76

———————

35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERs

Gordon J. Davis (78)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Membership During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 53

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member

Whitney I. Gerald, Emeritus Board Member

George L. Perry, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since January 2018.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 60 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 47 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since January 2018.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 31 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 43 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

37

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

38

NOTES

39

NOTES

40

NOTES

41

For More Information

BNY Mellon Inflation Adjusted Securities Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class I: DIASX Investor: DIAVX Class Y: DAIYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 0588AR0719

BNY Mellon Short Term Income Fund

ANNUAL REPORT July 31, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Short Term Income Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Short Term Income Fund (formerly Dreyfus Short Term Income Fund), covering the 12-month period from August 1, 2018 through July 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Throughout the reporting period, the U.S. economy remained relatively healthy, while other developed economies weakened. In the U.S., robust expansion and corporate earnings supported stocks, whereas in other developed markets, declines that began early in 2018 continued.

But stock markets weakened across the board in the fourth quarter of 2018 due in part to concerns about rising interest rates, trade tensions and slowing global growth. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. The downturn erased 2018’s prior gains in U.S. markets and deepened losses in international markets. In January 2019, however, the Fed indicated that it would make further interest-rate increases “data-dependent,” and this led stocks to a strong rebound that persisted into 2019’s second quarter. Escalating trade tensions disrupted equity markets in May 2019, but U.S. stocks rebounded to new highs late in the reporting period, as investors began to anticipate an interest-rate cut by the Fed.

In fixed-income markets, returns were hampered early in the reporting period by rising interest rates and accelerating inflation. But with the return of stock market volatility in October 2018, a flight to quality led to a rise in prices for Treasury bonds that continued through the end of the year, leading to a flattening of the yield curve. In January 2019, the Fed’s shift away from a hawkish stance on interest rates caused bond markets to rally further, eventually causing the yield on the 10-year Treasury note to fall below that of short-term Treasuries, a condition that can indicate a decline in investor confidence in the economy.

Nevertheless, we believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
August 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from August 1, 2018 through July 31, 2019, as provided by David Bowser, CFA, Nathaniel Hyde, CFA, and Scott Zaleski, CFA, Portfolio Managers. Scott Zaleski was added as a portfolio manager during the period.

Market and Fund Performance Overview

For the 12-month period ended July 31, 2019, BNY Mellon Short Term Income Fund’s (formerly, Dreyfus Short Term Income Fund) Class D shares produced a total return of 3.53%, and Class P shares produced a total return of 3.46%.1 In comparison, the fund’s benchmark, the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index (the “Index”), achieved a total return of 5.26% for the same period.2

Nominal bonds produced positive total returns over the reporting period, partly due to a falling interest-rate environment during the year. The fund modestly trailed the Index, due in part to investments in non-U.S. dollar-denominated debt.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities of U.S. or foreign issuers rated investment grade or the unrated equivalent, as determined by BNY Mellon Investment Adviser, Inc. This may include: U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including collateralized mortgage obligations), floating-rate loans (limited to up to 20% of the fund’s net assets) and other floating-rate securities, and foreign bonds. Typically, the fund’s portfolio can be expected to have an average effective maturity and an average effective duration of three years or less.

For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) to as low as Caa/CCC or the unrated equivalent, as determined by BNY Mellon Investment Adviser, Inc. The fund will focus primarily on U.S. securities, but may invest up to 30% of its total assets in fixed-income securities of foreign issuers, including those of issuers in emerging markets.

Markets Pivot on Central Bank Policy

U.S. debt markets were driven by fluctuating interest rates and spread volatility during the first half of the reporting period. In the late summer and early fall of 2018, interest rates rose at many points along the yield curve, suppressing Treasury performance. Corporate high yield debt outperformed like-duration Treasuries. Investment-grade corporate credit, despite high supply levels, also performed well. Treasury inflation-protected securities (TIPS) gained ground on mounting inflationary pressures. However, the market hit an inflection point in the fourth quarter when concerns over decelerating growth and the possibility of continued U.S. Federal Reserve (“Fed”) interest-rate hikes, in the face of unsupportive data, triggered a sell-off that lasted throughout the remainder of 2018. Spreads widened and risk assets came under pricing pressure, which was exacerbated by a lack of liquidity within the market. High yield and investment-grade corporate bond prices fell. TIPS prices also dipped as inflation

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

expectations weakened. A flight to quality among investors increased the demand for Treasuries, raising their prices and pushing down yields.

In January 2019, the environment turned a corner when Chairman Jerome Powell made comments that the Fed would be patient and flexible with the pace of future interest-rate increases. Soon after, the European Central Bank and the Bank of Japan made statements indicating they would continue to support growth if needed, and rates would likely stay lower for longer. This reassured investors, as did progress toward a trade resolution between the U.S. and China. Rates generally fell during the last half of the reporting period, supporting U.S. Treasury returns. After significant widening of spreads at the end of 2018, tightening occurred across many asset classes during the period, allowing risk assets to perform well, with corporate debt leading the broader market. In May 2019, equity markets sputtered due to resurfacing trade issues, causing investors to seek safe-haven assets, depressing U.S. Treasury yields and providing an additional boost to prices of fixed-income instruments. The Fed reiterated its patient stance regarding future rate hikes and its willingness to take action to support economic growth rates during its early May meeting. At the end of July 2019, the Fed cut the federal funds interest rate by 25 basis points.

Non-U.S. Dollar-Denominated Credit Detracted

Relative underperformance during the period was driven by bonds denominated in local currencies. U.S. dollar-denominated assets rallied during the year, whereas non-U.S. dollar-denominated assets tended to lag the broader market. Japanese inflation-linked securities, denominated in yen, were among the leading detractors. Japanese rates remained stagnant during the period, causing these securities to underperform. Credits denominated in the Canadian dollar and Hungarian forint were also among the worst performers during the period. Argentine sovereign debt also provided a headwind to results. Finally, modestly short-duration positioning diminished results as rates fell during much of the 12 months.

Conversely, security selection within dollar-denominated emerging markets benefited performance, as did positions in corporate debt. In addition, allocations to European periphery government debt, such as that of Greece and Portugal, benefited results. Bonds issued by Latin American quasi-sovereign organizations, such as Brazil-based Petrobras, also provided a tailwind to returns. From an asset allocation standpoint, relative overweights to corporate credit, asset-backed securities and commercial mortgage-backed securities also bolstered results.

During the period, derivatives such as forwards and futures were used to hedge currency and duration risk within the portfolio.

Constructively Positioned for Moderate, Supported Growth

Despite last month’s drop in the federal funds rate, we believe investors are overpricing the amount of easing that will be delivered and that, at some point, the gap between Fed expectations and market expectations will need to narrow. We expect this narrowing to occur as realized inflation stabilizes and it becomes evident that further stimulus is less and less necessary. While forward-looking indicators of activity have strengthened relative to months prior, they have not done so to an extent that would warrant an upward revision in our growth forecast. Rather, the rebound in these indicators should be seen as mitigating a potential downside risk. Over the longer term, the recent dovish pivot by major central banks is expected to provide a welcome tailwind to global growth over the coming quarters. However, the fact remains that a limited stock of ammunition is being expended to deliver a prolonged period of above-trend growth, perhaps at the risk of putting strains on financial stability. We don’t expect this to pose an imminent problem, but it limits the ability of the Fed to respond to future crises. In other major markets, we expect ongoing policy easing to provide a tailwind to otherwise weak growth.

We believe this type of environment would be supportive of risk assets and have a positive outlook for spread products in the near term. We currently have neutral-duration positioning and maintain our position in emerging-market, local currency bonds and eurozone bonds. We continue to own inflation protection as a guard against inflation surprises.

August 15, 2019

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment returns fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses pursuant to an agreement by BNY Mellon Investment Adviser, Inc. which may be terminated after November 30, 2019. Had these expenses not been absorbed, the returns would have been lower.

2  Source: Lipper Inc. — The ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index tracks the performance of U.S. dollar-denominated investment-grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, including all securities with a remaining term to final maturity of less than five years. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. The fixed-income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Class D shares of BNY Mellon Short Term Income Fund with a hypothetical investment of $10,000 in the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class D shares of BNY Mellon Short Term Income Fund on 7/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index tracks the performance of U.S. dollar-denominated investment-grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, including all securities with a remaining term to final maturity less than five years. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of $100,000 investment in Class P shares of BNY Mellon Short Term Income Fund with a hypothetical investment of $100,000 in the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $100,000 investment made in Class P shares of BNY Mellon Short Term Income Fund on 7/31/09 to a hypothetical investment of $100,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index tracks the performance of U.S. dollar-denominated investment-grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, including all securities with a remaining term to final maturity less than five years. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 7/31/19

	1 Year	5 Years	10 Years
Class D shares	3.53%	0.95%	2.07%
Class P shares	3.46%	0.87%	2.01%
ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index	5.26%	1.88%	2.22%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Short Term Income Fund from February 1, 2019 to July 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended July 31, 2019

	Class D	Class P
Expense paid per $1,000†	$3.26	$3.51
Ending value (after expenses)	$1,024.00	$1,022.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended July 31, 2019

	Class D	Class P
Expense paid per $1,000†	$3.26	$3.51
Ending value (after expenses)	$1,021.57	$1,021.32

†  Expenses are equal to the fund‘s annualized expense ratio of .65% for Class D and .70% for Class P, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
July 31, 2019

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.8%
Aerospace & Defense - .2%
The Boeing Company, Sr. Unscd. Notes	2.80	3/1/2024	215,000		217,849
Asset-Backed Certificates - 5.2%
Ascentium Equipment Receivables, Ser. 2019-1A, Cl. A2	2.84	6/10/2022	500,000	[b]	502,528
CCG Receivables Trust, Ser. 2019-1, Cl. A2	2.80	9/14/2026	500,000	[b]	502,835
Conn's Receivables Funding, Ser. 2019-A, Cl. A	3.40	10/16/2023	369,228	[b]	370,863
Dell Equipment Finance Trust, Ser. 2017-2, Cl. B	2.47	10/24/2022	225,000	[b]	224,831
Kubota Credit Owner Trust, Ser. 2018-1A, Cl. A4	3.21	1/15/2025	650,000	[b]	664,620
Marlette Funding Trust, Ser. 2018-2A, Cl. A	3.06	7/17/2028	404,882	[b]	405,090
Marlette Funding Trust, Ser. 2019-2A, Cl. A	3.13	7/16/2029	451,020	[b]	453,338
MMAF Equipment Finance, Ser. 2014-AA, Cl. A5	2.33	12/8/2025	660,000	[b]	661,930
MVW Owner Trust, Ser. 2013-1A, Cl. A	2.15	4/22/2030	613,438	[b]	611,543
OneMain Financial Issuance Trust, Ser. 2019-1A, Cl. A	3.48	2/14/2031	140,000	[b]	142,441
SCF Equipment Leasing, Ser. 2019-1A, Cl. A2	3.23	10/20/2024	400,000	[b]	404,836
SCF Equipment Leasing , Ser. 2018-1A, Cl. B	3.97	12/20/2025	385,000	[b]	397,795
SoFi Consumer Loan Program, Ser. 2016-2A, Cl. A	3.09	10/27/2025	88,451	[b]	88,802
SoFi Consumer Loan Program, Ser. 2017-6, Cl. A1	2.20	11/25/2026	42,212	[b]	42,196
Trafigura Securitisation Finance, Ser. 2017-1A, Cl. A2	2.47	12/15/2020	500,000	[b]	498,064
Verizon Owner Trust, Ser. 2019-A, Cl. C	3.22	9/20/2023	800,000		816,248
Volvo Financial Equipment, Ser. 2019-1A, A4	3.13	11/15/2023	400,000	[b]	409,306
				7,197,266
Asset-Backed Ctfs./Auto Receivables - 17.0%
Ally Auto Receivables Trust, Ser. 2016-3, Cl. D	2.96	1/17/2023	200,000		200,186
Americredit Automobile Receivables Trust, Ser. 2019-1, Cl. C	3.36	2/18/2025	650,000		664,051

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.8% (continued)
Asset-Backed Ctfs./Auto Receivables - 17.0% (continued)
Bank of The West Auto Trust, Ser. 2017-1, Cl. B		2.62	11/15/2023	600,000	[b]	599,605
Bank of The West Auto Trust, Ser. 2019-1, Cl. A3		2.43	4/15/2024	685,000	[b]	685,728
Carmax Auto Owner Trust, Ser. 2019-3, Cl. C		2.60	6/16/2025	275,000		275,031
CarMax Auto Owner Trust, Ser. 2016-1, Cl. D		3.11	8/15/2022	350,000		350,474
Chesapeake Funding II, Ser. 2017-2A, Cl. A1		1.99	5/15/2029	309,296	[b]	308,390
Chesapeake Funding II, Ser. 2017-2A, Cl. A2, 1 Month LIBOR +.45%		2.78	5/15/2029	237,920	[b,c]	237,893
Chesapeake Funding II, Ser. 2019-1A, Cl. A2, 1 Month LIBOR +.40%		2.73	4/15/2031	389,443	[b,c]	388,826
Drive Auto Receivables Trust, Ser. 2016-BA, Cl. D		4.53	8/15/2023	187,788	[b]	190,379
Drive Auto Receivables Trust, Ser. 2018-2, Cl. C		3.63	8/15/2024	350,000		352,456
Drive Auto Receivables Trust, Ser. 2019-2, Cl. B		3.17	11/15/2023	250,000		253,011
DT Auto Owner Trust, Ser. 2016-4A, Cl. D		3.77	10/17/2022	691,375	[b]	695,590
DT Auto Owner Trust, Ser. 2018-3A, Cl. C		3.79	7/15/2024	805,000	[b]	820,911
DT Auto Owner Trust, Ser. 2019-1A, Cl. B		3.41	4/17/2023	400,000	[b]	403,919
DT Auto Owner Trust 2019-3, Ser. 2019-3A, Cl. B		2.60	5/15/2023	500,000	[b]	499,813
Enterprise Fleet Financing, Ser. 2017-3, Cl. A2		2.13	5/22/2023	196,827	[b]	196,450
Exeter Automobile Receivables Trust, Ser. 2019-2A, Cl. B		3.06	5/15/2023	500,000	[b]	503,767
Exeter Automobile Receivables Trust, Ser. 2019-3A, Cl. B		2.58	8/15/2023	500,000	[b]	499,595
Ford Credit Floorplan Master Owner Trust, Ser. 2019-1A, Cl. B		3.04	3/15/2024	500,000		507,133
GM Financial Automobile Leasing Trust, Ser. 2018-3, Cl. C		3.70	7/20/2022	225,000		228,377
GM Financial Automobile Leasing Trust, Ser. 2019-2, Cl. C		3.12	3/20/2023	500,000		503,642
Honda Auto Receivables Owner Trust, Ser. 2019-1, Cl. A4		2.90	6/18/2024	700,000		711,677
Hyundai Auto Lease Securitization Trust, Ser. 2019-A, Cl. A4		3.05	12/15/2022	400,000	[b]	406,352
MBarc Credit Canada, Ser. 2019-AA, Cl. A3	CAD	2.72	10/16/2023	350,000	[b]	267,867

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.8% (continued)
Asset-Backed Ctfs./Auto Receivables - 17.0% (continued)
Mercedes-Benz Master Owner Trust, Ser. 2019-AA, Cl. A, 1 Month LIBOR +.35%	2.68	5/15/2023	500,000	[b,c]	500,400
Navistar Financial Dealer Note Master Owner Trust, Ser. 2019-1, Cl. A, 1 Month LIBOR +.64%	2.91	5/28/2024	675,000	[b,c]	677,940
Nissan Auto Lease Trust, Ser. 2019-A, Cl. A3	2.76	3/15/2022	400,000		403,430
OSCAR US Funding Trust II, Ser. 2015-1A, Cl. A4	2.44	6/15/2022	266,460	[b]	266,430
OSCAR US Funding Trust IX, Ser. 2018-2A, Cl. A4	3.63	9/10/2025	240,000	[b]	246,974
OSCAR US Funding Trust VI, Ser. 2017-1A, Cl. A4	3.30	5/10/2024	820,000	[b]	831,603
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A3	2.45	12/10/2021	150,000	[b]	150,058
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4	2.76	12/10/2024	190,000	[b]	191,898
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4	3.50	5/12/2025	760,000	[b]	782,451
Oscar US Funding XI, Ser. 2019-2A, Cl. A2	2.49	8/10/2022	700,000	[b]	699,968
Santander Drive Auto Receivables Trust, Ser. 2016-3, Cl. D	2.80	8/15/2022	710,000		712,989
Santander Drive Auto Receivables Trust, Ser. 2017-1, Cl. C	2.58	5/16/2022	836,835		836,704
Santander Drive Auto Receivables Trust, Ser. 2019-1, Cl. B	3.21	9/15/2023	400,000		405,433
Santander Retail Auto Lease Trust, Ser. 2017-A, Cl. C	2.96	11/21/2022	650,000	[b]	653,325
Santander Retail Auto Lease Trust, Ser. 2019-A, Cl. C	3.30	5/22/2023	500,000	[b]	507,177
Santander Retail Auto Lease Trust, Ser. 2019-B, Cl. B	2.58	8/21/2023	550,000	[b]	550,621
Securitized Term Auto Receivables Trust, Ser. 2019-1A, Cl. A4	3.14	11/27/2023	1,000,000	[b]	1,018,900
Tesla Auto Lease Trust, Ser. 2018-B, Cl. A	3.71	8/20/2021	503,089	[b]	509,919
Westlake Automobile Receivables Trust, Ser. 2018-1A, Cl. B	2.67	5/17/2021	260,000	[b]	260,111
Westlake Automobile Receivables Trust, Ser. 2018-1A, Cl. C	2.92	5/15/2023	300,000	[b]	300,649
Westlake Automobile Receivables Trust, Ser. 2018-2A, Cl. B	3.20	1/16/2024	465,000	[b]	467,123
Westlake Automobile Receivables Trust, Ser. 2019-1A, Cl. B	3.26	10/17/2022	400,000	[b]	403,347

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.8% (continued)
Asset-Backed Ctfs./Auto Receivables - 17.0% (continued)
World Omni Auto Receivables Trust, Ser. 2015-B, Cl. B	2.15	8/15/2022	550,000		549,419
World Omni Automobile Lease Securitization Trust, Ser. 2019-A, Cl. A4	3.01	7/15/2024	650,000		660,044
				23,338,036
Asset-Backed Ctfs./Credit Cards - 2.7%
CARDS II Trust, Ser. 2019-1A, Cl. A, 1 Month LIBOR +.39%	2.72	5/15/2024	500,000	[b,c]	500,624
Delamare Cards MTN Issuer, Ser. 2018-1A, Cl. A1, 1 Month LIBOR +.70%	3.00	11/19/2025	670,000	[b,c]	671,529
Evergreen Credit Card Trust, Ser. 2019-1, Cl. A, 1 Month LIBOR +.48%	2.81	1/15/2023	600,000	[b,c]	602,072
Golden Credit Card Trust, Ser. 2017-4A, Cl. A, 1 Month LIBOR +.52%	2.85	7/15/2024	500,000	[b,c]	500,905
Master Credit Card Trust II, Ser. 2017-1A, Cl. C	3.06	7/21/2021	400,000	[b]	399,810
Master Credit Card Trust II, Ser. 2018-1A, Cl. A, 1 Month LIBOR +.49%	2.76	7/21/2024	500,000	[b,c]	499,947
Penarth Master Issuer, Ser. 2019-1A, Cl. A1, 1 Month LIBOR +.54%	2.82	7/18/2023	350,000	[b,c]	350,385
Trillium Credit Card Trust II, Ser. 2018-2A, Cl. A, 1 Month LIBOR +.35%	2.61	9/26/2023	175,000	[b,c]	175,183
				3,700,455
Asset-Backed Ctfs./Student Loans - 1.6%
Navient Private Education Loan Trust, Ser. 2014-AA, Cl. A2A	2.74	2/15/2029	597,152	[b]	599,320
Navient Private Education Refi Loan Trust, Ser. 2019-A, Cl. A1	3.03	1/15/2043	319,871	[b]	322,437
Navient Student Loan Trust, Ser. 2019-BA, Cl. A1, 1 Month LIBOR +.40%	2.73	12/15/2059	239,913	[b,c]	239,984
SMB Private Education Loan Trust, Ser. 2019-A, Cl. A1, 1 Month LIBOR +.35%	2.68	2/16/2026	483,400	[b,c]	483,654
SMB Private Education Loan Trust, Ser. 2019-B, Cl. A1, 1 Month LIBOR +.35%	2.76	7/15/2026	500,000	[b,c]	500,657
				2,146,052
Banks - 11.1%
ABN AMRO Bank, Sub. Notes	6.25	4/27/2022	700,000		758,259
Banco Santander, Sr. Unscd. Notes	3.13	2/23/2023	400,000		405,017
Bank of America, Sr. Unscd. Notes	2.50	10/21/2022	165,000		165,225

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.8% (continued)
Banks - 11.1% (continued)
Bank of America, Sr. Unscd. Notes	2.74	1/23/2022	390,000		391,320
Bank of America, Sr. Unscd. Notes	3.00	12/20/2023	469,000		475,893
Bank of America, Sr. Unscd. Notes	3.50	5/17/2022	1,100,000		1,119,566
Barclays, Sr. Unscd. Notes	4.61	2/15/2023	325,000		334,703
BB&T, Sr. Unscd. Notes	3.05	6/20/2022	415,000		422,849
Citigroup, Sr. Unscd. Notes	3.88	10/25/2023	1,400,000		1,473,206
Citizens Bank, Sr. Unscd. Notes	3.25	2/14/2022	750,000		763,749
Citizens Financial Group, Sr. Unscd. Notes	2.38	7/28/2021	975,000		971,558
HSBC Holdings, Sr. Unscd. Notes	2.65	1/5/2022	330,000		330,621
ING Groep, Sr. Unscd. Notes	3.55	4/9/2024	280,000		290,190
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/2023	1,400,000		1,437,183
Keybank, Sr. Unscd. Bonds	2.50	11/22/2021	265,000		265,533
Lloyds Banking Group, Sr. Unscd. Notes	3.10	7/6/2021	350,000		354,075
Morgan Stanley, Sr. Unscd. Notes, 3 Month LIBOR +1.18%	3.46	1/20/2022	900,000	[c]	909,428
PNC Bank, Sr. Unscd. Notes, 3 Month LIBOR +.35%	2.79	3/12/2021	700,000	[c]	701,010
Royal Bank of Canada, Sr. Unscd. Notes	2.55	7/16/2024	360,000		360,213
Royal Bank of Scotland Group, Sr. Unscd. Notes	3.88	9/12/2023	325,000		331,327
The Goldman Sachs Group, Sr. Unscd. Notes	3.20	2/23/2023	1,375,000		1,403,347
The Korea Development Bank, Sr. Unscd. Notes	3.00	3/19/2022	200,000		203,119
The PNC Financial Services Group, Sr. Unscd. Notes	3.30	3/8/2022	235,000		240,934
US Bancorp, Sr. Unscd. Notes	2.40	7/30/2024	325,000		324,667
Wells Fargo & Co, Sr. Unscd Notes	2.60	7/22/2020	860,000		862,476
				15,295,468
Beverage Products - .3%
Keurig Dr Pepper, Gtd. Notes	4.06	5/25/2023	355,000		372,549
Chemicals - .6%
Equate Petrochemical, Gtd. Notes	3.00	3/3/2022	350,000		351,600
SABIC Capital II, Gtd. Bonds	4.00	10/10/2023	395,000	[b]	414,573
				766,173
Commercial & Professional Services - .3%
DP World, Sr. Unscd. Notes	3.25	5/18/2020	375,000		376,567
Commercial Mortgage Pass-Through Ctfs. - 12.9%
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A	3.68	12/1/2036	298,469	[b]	310,486

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.8% (continued)
Commercial Mortgage Pass-Through Ctfs. - 12.9% (continued)
BX Commercial Mortgage Trust, Ser. 2019-IMC, Cl. A, 1 Month LIBOR +1.00%	3.33	4/15/2034	500,000	[b,c]	501,366
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. B, 1 Month LIBOR +1.25%	3.58	12/15/2037	100,000	[b,c]	100,531
CD Mortgage Trust, Ser. 2018-CD7, Cl. A1	3.28	8/1/2051	650,645		664,147
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. C, 1 Month LIBOR +1.75%	4.15	6/15/2034	700,000	[b,c]	701,591
Citigroup Commercial Mortgage Trust, Ser. 2015-GC27, Cl. A4	2.88	2/1/2048	685,000		700,658
Colony American Finance, Ser. 2016-1, Cl. A	2.54	6/1/2048	106,276	[b]	105,738
COMM Mortgage Trust, Ser. 2013-CR10, Cl. AM	4.52	8/1/2046	620,000	[b]	664,460
COMM Mortgage Trust, Ser. 2016-COR1, Cl. A2	2.50	10/1/2049	1,000,000		1,001,850
Core Industrial Trust, Ser. 2015-CALW, Cl. A	3.04	2/1/2034	474,336	[b]	482,885
Core Industrial Trust, Ser. 2015-TEXW, Cl. A	3.08	2/1/2034	560,761	[b]	573,027
CSAIL Commercial Mortgage Trust, Ser. 2015-C1, Cl. A3	3.24	4/1/2050	500,000		519,297
CSAIL Commercial Mortgage Trust, Ser. 2017-C8, Cl. A2	2.99	6/1/2050	700,000		709,725
GS Mortgage Securities Trust, Ser. 2014-GC22, Cl. AAB	3.47	6/1/2047	484,864		496,202
GS Mortgage Securities Trust, Ser. 2016-GS2, Cl. A2	2.64	5/1/2049	500,000		501,055
HPLY Trust, Ser. 2019-HIT, Cl. A, 1 Month LIBOR +1.00%	3.33	11/15/2036	495,000	[b,c]	496,464
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. B, 1 Month LIBOR +1.05%	3.38	1/15/2033	100,000	[b,c]	100,052
Invitation Homes Trust, Ser. 2017-SFR2, Cl. B, 1 Month LIBOR +1.15%	3.46	12/17/2036	300,000	[b,c]	299,983
Lanark Master Issuer, Ser. 2019-1A, Cl. 1A1, 3 Month LIBOR +.77%	3.29	12/22/2069	350,000	[b,c]	351,748
Madison Avenue Trust, Ser. 2013-650M, Cl. A	3.84	10/1/2032	650,000	[b]	656,924
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C17, Cl. A4	3.44	8/1/2047	685,000		715,122

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.8% (continued)
Commercial Mortgage Pass-Through Ctfs. - 12.9% (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2015-C23, Cl. A2		2.98	7/1/2050	675,000		675,546
NYT Mortgage Trust, Ser. 2019-NYT, Cl. A, 1 Month LIBOR +1.20%		3.53	11/15/2035	610,000	[b,c]	614,194
Seasoned Loans Structured Transaction, Ser. 2018-2, Cl. A1		3.50	11/1/2028	120,143		124,910
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR +.95%		3.28	1/17/2035	750,353	[b,c]	751,221
Tricon American Homes Trust, Ser. 2016-SFR1, Cl. A		2.59	11/1/2033	542,207	[b]	541,459
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A		2.93	1/1/2036	483,783	[b]	489,076
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3		3.40	5/1/2045	491,176		502,375
VNDO Mortgage Trust, Ser. 2013-PENN, Cl. A		3.81	12/1/2029	700,000	[b]	710,128
Wells Fargo Commercial Mortgage Trust, Ser. 2014-LC18, Cl. A4		3.15	12/1/2047	685,000		709,133
Wells Fargo Commercial Mortgage Trust, Ser. 2015-LC27, Cl. A4		3.19	2/1/2048	625,253		645,863
Wells Fargo Commercial Mortgage Trust, Ser. 2019-LC51, Cl. A1		2.28	6/1/2052	350,000		349,806
WF-RBS Commercial Mortgage Trust, Ser. 2013-C14, Cl. ASB		2.98	6/1/2046	976,539		985,370
					17,752,392
Diversified Financials - 1.2%
AerCap Ireland Capital, Gtd. Notes		4.88	1/16/2024	500,000		537,459
American Express, Sr. Unscd. Notes		2.50	7/30/2024	350,000		349,360
American Express, Sr. Unscd. Notes		2.75	5/20/2022	350,000		353,463
Capital One Financial, Sr. Unscd. Notes		3.05	3/9/2022	345,000		349,500
					1,589,782
Energy - 3.0%
Andeavor Logistics, Gtd. Notes		3.50	12/1/2022	155,000		158,427
Ecopetrol, Sr. Unscd. Notes		5.88	9/18/2023	300,000		334,500
Energy Transfer Operating, Gtd. Notes		4.15	10/1/2020	300,000		304,527
Energy Transfer Operating, Gtd. Notes		4.50	4/15/2024	175,000		186,254
Energy Transfer Operating, Gtd. Notes		5.20	2/1/2022	385,000		407,649
Gazprom OAO Via Gaz Capital, Sr. Unscd. Notes	EUR	3.39	3/20/2020	300,000		339,140

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.8% (continued)
Energy - 3.0% (continued)
Kinder Morgan Energy Partners, Gtd. Notes		4.15	2/1/2024	600,000		633,390
Petroleos Mexicanos, Gtd. Notes	EUR	5.13	3/15/2023	365,000		428,824
Petroleos Mexicanos, Gtd. Notes		5.50	1/21/2021	370,000		379,065
Ras Laffan Liquefied Natural Gas II, Sr. Scd. Bonds		5.30	9/30/2020	667,200	[d]	679,430
Saudi Arabian Oil, Sr. Unscd. Notes		2.75	4/16/2022	300,000	[b]	301,759
					4,152,965
Environmental Control - .3%
Republic Services, Sr. Unscd. Bonds		2.50	8/15/2024	150,000		150,367
Waste Management, Gtd. Notes		4.60	3/1/2021	205,000		211,274
					361,641
Foreign Governmental - 10.9%
Colombia, Sr. Unscd. Bonds		4.00	2/26/2024	350,000		367,591
Ecuador, Sr. Unscd. Bonds		10.75	3/28/2022	310,000		344,103
Egypt, Sr. Unscd. Notes		6.13	1/31/2022	200,000	[b]	209,450
Egypt, Sr. Unscd. Notes		6.20	3/1/2024	200,000	[b]	212,808
Ghana, Sr. Unscd. Notes		7.88	8/7/2023	200,000		219,457
Hellenic Republic, Sr. Unscd. Bonds	EUR	3.45	4/2/2024	115,000	[b]	141,149
Hellenic Republic, Sr. Unscd. Bonds	EUR	4.38	8/1/2022	275,000	[b]	337,696
Hungary, Sr. Unscd. Notes		5.38	3/25/2024	175,000		196,297
Indonesia, Sr. Unscd. Notes		4.88	5/5/2021	330,000		343,200
Italy Buoni Poliennali Del Tesoro, Bonds	EUR	0.90	8/1/2022	1,800,000		2,024,434
Japan (2 Year Issue), Sr. Unscd. Bonds, Ser. 380	JPY	0.10	9/15/2019	461,250,000		4,240,906
Japanese, Sr. Unscd. Bonds, Ser. 20	JPY	0.10	3/10/2025	164,916,000	[e]	1,558,357
Japanese, Sr. Unscd. Bonds, Ser. 21	JPY	0.10	3/10/2026	82,790,312	[e]	786,885
Lithuania, Sr. Unscd. Notes		6.13	3/9/2021	325,000		344,343
Nigeria, Sr. Unscd. Notes		6.75	1/28/2021	400,000		416,777
Oman, Sr. Unscd. Bonds		4.88	2/1/2025	400,000	[b]	399,632
Panama, Sr. Unscd. Bonds		4.00	9/22/2024	200,000		212,900
Qatar, Sr. Unscd. Notes		3.38	3/14/2024	500,000	[b]	520,725
Russian, Bonds, Ser. 6212	RUB	7.05	1/19/2028	48,000,000		753,264
Turkey, Sr. Unscd. Bonds	EUR	4.63	3/31/2025	250,000		287,239
Turkey, Sr. Unscd. Notes		7.00	6/5/2020	325,000		333,319
Ukraine, Sr. Unscd. Notes		7.75	9/1/2019	200,000		200,628
Ukraine, Sr. Unscd. Notes		7.75	9/1/2022	450,000		479,250
					14,930,410
Health Care - 5.1%
Abbott Laboratories, Sr. Unscd. Notes		2.90	11/30/2021	760,000		770,084
Amgen, Sr. Unscd. Notes		2.65	5/11/2022	985,000		991,310

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.8% (continued)
Health Care - 5.1% (continued)
Bristol-Myers Squibb, Sr. Unscd. Notes	2.60	5/16/2022	265,000	[b,d]	267,562
CVS Health, Sr. Unscd. Notes	2.13	6/1/2021	415,000		412,433
CVS Health, Sr. Unscd. Notes	3.70	3/9/2023	655,000		676,866
Express Scripts Holding, Gtd. Notes	3.05	11/30/2022	225,000		228,434
Gilead Sciences, Sr. Unscd. Notes	2.55	9/1/2020	1,085,000		1,088,150
Mylan, Gtd. Notes	3.15	6/15/2021	490,000		494,613
Shire Acquisitions Investments Ireland, Gtd. Notes	2.40	9/23/2021	1,150,000		1,148,099
UnitedHealth Group, Sr. Unscd. Bonds	2.13	3/15/2021	960,000	[d]	958,758
				7,036,309
Industrials - .5%
General Electric, Jr. Sub. Debs., Ser. D	5.00	1/21/2021	220,000		213,459
General Electric, Sr. Unscd. Notes	4.65	10/17/2021	450,000		468,958
				682,417
Insurance - 1.8%
American International Group, Sr. Unscd. Notes	6.40	12/15/2020	425,000		447,849
Jackson National Life Global Funding, Scd. Notes	3.30	2/1/2022	205,000	[b]	209,006
Metropolitan Life Global Funding I, Scd. Notes	3.45	10/9/2021	700,000	[b]	716,700
New York Life Global Funding, Scd. Notes	2.88	4/10/2024	370,000	[b]	377,123
Pricoa Global Funding I, Scd. Notes	3.45	9/1/2023	700,000	[b]	727,587
				2,478,265
Media - 1.1%
Charter Communications Operating, Sr. Scd. Notes	4.46	7/23/2022	380,000		398,014
The Walt Disney Company, Gtd. Notes	3.00	9/15/2022	1,115,000	[b]	1,139,788
				1,537,802
Metals & Mining - .3%
Indonesia Asahan Aluminium, Sr. Unscd. Notes	5.71	11/15/2023	325,000	[d]	358,312
Municipal Securities - .8%
New Jersey Economic Development Authority, Revenue Bonds, Refunding (School Facilities Construction) Ser. YY	4.45	6/15/2020	1,055,000		1,070,930
Real Estate - 1.3%
Alexandria Real Estate Equities, Gtd. Notes	4.00	1/15/2024	320,000		339,371

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.8% (continued)
Real Estate - 1.3% (continued)
Simon Property Group, Sr. Unscd. Notes		2.50	9/1/2020	485,000		486,003
Ventas Realty, Gtd. Notes		3.10	1/15/2023	440,000		447,752
Welltower, Sr. Unscd. Notes		5.25	1/15/2022	441,000		468,034
					1,741,160
Retailing - .2%
CK Hutchison Europe Finance 18, Gtd. Bonds	EUR	1.25	4/13/2025	300,000		349,810
Semiconductors & Semiconductor Equipment - .3%
Broadcom, Gtd. Notes		3.13	10/15/2022	450,000	[b]	451,923
Supranational Bank - 1.9%
Arab Petroleum Investments, Sr. Unscd. Notes		4.13	9/18/2023	205,000	[b]	215,412
Banque Ouest Africaine de Developpement, Sr. Unscd. Notes		5.50	5/6/2021	725,000		755,679
Corp Andina de Fomento, Sr. Unscd. Notes		3.25	2/11/2022	675,000		685,807
International Finance, Sr. Unscd. Notes	INR	6.30	11/25/2024	14,950,000		219,398
The African Export-Import Bank, Sr. Unscd. Notes		4.00	5/24/2021	325,000		331,245
The African Export-Import Bank, Sr. Unscd. Notes		5.25	10/11/2023	350,000		376,609
					2,584,150
Technology Hardware & Equipment - .5%
Dell International, Sr. Scd. Notes		5.45	6/15/2023	400,000	[b]	431,770
Hewlett Packard Enterprise, Sr. Unscd. Notes		4.40	10/15/2022	285,000		299,889
					731,659
Telecommunication Services - 2.0%
AT&T, Sr. Unscd. Notes		3.20	3/1/2022	250,000		255,083
AT&T, Sr. Unscd. Notes		3.88	8/15/2021	525,000		540,491
AT&T, Sr. Unscd. Notes		4.05	12/15/2023	880,000		934,408
Sprint Spectrum, Sr. Scd. Notes		4.74	3/20/2025	325,000	[b]	342,469
VEON Holdings, Sr. Unscd. Notes		3.95	6/16/2021	685,000		692,350
					2,764,801
U.S. Government Agencies Mortgage-Backed - 3.2%
Federal Home Loan Mortgage Corp., REMIC, Ser. 3541, Cl. KB		4.00	6/1/2024	404,316	[f]	420,043
Federal Home Loan Mortgage Corp., REMIC, Ser. 4145, Cl. UE		2.00	12/1/2027	360,397	[f]	357,286
Federal Home Loan Mortgage Corp., REMIC, Ser. 4262, Cl. AB		2.50	1/1/2031	572,601	[f]	573,594
Federal Home Loan Mortgage Corp., REMIC, Ser. 4423, Cl. NV		3.00	5/1/2026	445,335	[f]	456,571

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 99.8% (continued)
U.S. Government Agencies Mortgage-Backed - 3.2% (continued)
Federal National Mortgage Association, REMIC, Ser. 2003-49, Cl. JE	3.00	4/1/2033	6,166	[f]	6,161
Government National Mortgage Association, Ser. 2011-H23, Cl. HA	3.00	12/1/2061	84,444		84,512
Government National Mortgage Association, Ser. 2014-H12, Cl. GA	2.50	6/1/2064	436,960		436,272
Government National Mortgage Association, Ser. 2016-H23, Cl. FD, 1 Month LIBOR +.37%	2.80	10/20/2066	102,528	[c]	102,488
Federal Home Loan Mortgage Corp.:
2.50%, 9/1/27-4/1/28			1,205,708	[f]	1,216,402
Federal National Mortgage Association:
2.00%, 3/1/23			547,595	[f]	545,937
2.50%, 9/1/22			162,639	[f]	163,678
Government National Mortgage Association II:
7.00%, 12/1/30-4/1/31			3,917		4,582
7.50%, 11/1/29-12/1/30			4,047		4,723
				4,372,249
U.S. Government Securities - 11.4%
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	7/15/2022	3,491,199	[d,e]	3,474,006
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2023	8,974,088	[e]	9,030,330
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.50	4/15/2024	2,843,120	[e]	2,873,232
U.S. Treasury Notes	2.88	10/31/2020	270,000		272,953
				15,650,521
Utilities - 2.1%
Berkshire Hathaway Energy, Sr. Unscd. Notes	2.80	1/15/2023	289,000		293,965
Dominion Energy, Sr. Unscd. Notes, Ser. C	2.00	8/15/2021	1,280,000		1,268,786
Eversource Energy, Sr. Unscd. Notes, Ser. K	2.75	3/15/2022	465,000		469,633
Exelon, Jr. Sub. Notes	3.50	6/1/2022	850,000		868,820
				2,901,204
Total Bonds and Notes (cost $135,218,686)			136,909,117

Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - .0%
Call Options - .0%
Euro, Contracts 620,000 UBS Securities	EUR	1.16	12/6/2019	620,000		2,088
Euro, Contracts 580,000 Citigroup	EUR	1.16	9/19/2019	580,000		186
Euro, Contracts 1,190,000 Morgan Stanley	EUR	1.15	9/3/2019	1,190,000		225
					2,499
Put Options - .0%
Brazilian Real, Contracts 200,000 UBS Securities		3.65	8/22/2019	200,000		115
Hungarian Forint, Contracts 210,000 Barclays Capital		277.00	9/10/2019	210,000		38
Indian Rupee, Contracts 200,000 Barclays Capital		70.00	8/9/2019	200,000		2,404
Mexican Peso, Contracts 400,000 Citigroup		19.00	8/12/2019	400,000		1,119
Philippine Peso, Contracts 210,000 Barclays Capital		51.65	9/10/2019	210,000		2,805
Polish Zloty, Contracts 200,000 Merrill Lynch, Pierce, Fenner & Smith		3.67	8/22/2019	200,000		20
Polish Zloty, Contracts 200,000 HSBC		3.65	9/3/2019	200,000		20
Russian Ruble, Contracts 200,000 UBS Securities		62.32	9/23/2019	200,000		458
South African Rand, Contracts 200,000 UBS Securities		14.00	9/20/2019	200,000		1,513
Swedish Krona Cross Currency, Contracts 180,000 Goldman Sachs	EUR	10.35	8/28/2019	180,000		8
					8,500
Total Options Purchased (cost $68,927)				10,999
Description	Annualized Yield (%)		Maturity Date	Principal Amount ($)
Short-Term Investments - .0%
U.S. Government Securities
U.S. Treasury Bills (cost $59,653)		2.17	11/7/2019	60,000	[g,h]	59,668
	1-Day Yield (%)			Shares
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $968,868)		2.28		968,868	[i]	968,868

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,161,337)	2.28	2,161,337	[i] 2,161,337
Total Investments (cost $138,477,471)		102.1%	140,109,989
Liabilities, Less Cash and Receivables		(2.1%)	(2,897,563)
Net Assets		100.0%	137,212,426

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

CAD—Canadian Dollar

EUR—Euro

INR—Indian Rupee

JPY—Japanese Yen

RUB—Russian Ruble

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2019, these securities were valued at $43,819,969 or 31.94% of net assets.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Security, or portion thereof, on loan. At July 31, 2019, the value of the fund’s securities on loan was $4,111,422 and the value of the collateral held by the fund was $4,219,425, consisting of cash collateral of $2,161,337 and U.S. Government & Agency securities valued at $2,058,088.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Held by a counterparty for open exchange traded derivative contracts.

h Security is a discount security. Income is recognized through the accretion of discount.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Asset Backed Securities	26.5
Government	25.0
Mortgage Securities	16.1
Financial	15.4
Consumer, Non-cyclical	5.7
Communications	3.1
Energy	3.0
Investment Companies	2.3
Utilities	2.1
Industrial	.9
Technology	.9
Basic Materials	.8
Consumer, Cyclical	.3
Options Purchased	.0
102.1

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 7/31/18($)	Purchases($)	Sales ($)	Value 7/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund	9,176,488	79,246,674	87,454,294	968,868.7		60,369
Investment of Cash Collateral for Securities Loaned;†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	2,622,450	2,622,450	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	14,741,186	12,579,849	2,161,337	1.6	-
Total	9,176,488	96,610,310	102,656,593	3,130,205	2.3	60,369

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

STATEMENT OF FUTURES
July 31, 2019

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 2 Year Notes	29	9/19	6,192,686	6,217,781	25,095
Futures Short
Euro-Bond	4	9/19	754,111[a]	775,210	(21,099)
Euro-Schatz	11	9/19	1,364,494[a]	1,367,782	(3,288)
Japanese 10 Year Bond	1	9/19	1,410,332[a]	1,413,733	(3,401)
U.S. Treasury 5 Year Notes	36	9/19	4,202,477	4,231,969	(29,492)
Gross Unrealized Appreciation				25,095
Gross Unrealized Depreciation				(57,280)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
July 31, 2019

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
Brazilian Real, Contracts 200,000, UBS Securities	4.1	8/22/19	200,000		(69)
Hungarian Forint, Contracts 210,000, Barclays Capital	288	9/10/19	210,000		(4,425)
Indian Rupee, Contracts 200,000, Barclays Capital	75.7	8/9/19	200,000		-
Mexican Peso, Contracts 400,000, Citigroup	21.2	8/12/19	400,000		(6)
Philippine Peso, Contracts 210,000, Barclays Capital	53.2	9/10/19	210,000		(36)
Polish Zloty, Contracts 200,000, HSBC	3.95	9/3/19	200,000		(430)
Polish Zloty, Contracts 200,000, Merrill Lynch, Pierce, Fenner & Smith	4	8/22/19	200,000		(122)
Russian Ruble, Contracts 200,000, UBS Securities	68	9/23/19	200,000		(370)
South African Rand, Contracts 200,000, UBS Securities	15.3	9/20/19	200,000		(1,065)
Swedish Krona Cross Currency, Contracts 180,000, Goldman Sachs	10.9	8/28/19	180,000	EUR	(174)
Total Options Written (premiums received $23,780)					(6,697)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

EUR—Euro

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS July 31, 2019

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Capital
Norwegian Krone	8,565,000	United States Dollar	987,188	8/30/19	(19,226)
Brazilian Real	700,000	United States Dollar	182,446	8/2/19	949
United States Dollar	185,928	Brazilian Real	700,000	8/2/19	2,533
United States Dollar	422,269	Mexican Peso	8,180,000	8/6/19	(4,148)
Chilean Peso	517,570,000	United States Dollar	741,898	10/25/19	(6,379)
Colombian Peso	336,900,000	United States Dollar	102,994	10/25/19	(848)
Russian Ruble	14,700,000	United States Dollar	222,164	8/6/19	8,604
Malaysian Ringgit	870,000	United States Dollar	211,422	8/6/19	(609)
Colombian Peso	336,900,000	United States Dollar	102,489	8/6/19	153
United States Dollar	103,503	Colombian Peso	336,900,000	8/6/19	861
Chilean Peso	277,570,000	United States Dollar	405,319	8/6/19	(11,037)
United States Dollar	741,504	Chilean Peso	517,570,000	8/6/19	6,308
United States Dollar	403,684	Philippine Peso	21,260,000	8/6/19	(14,041)
Indian Rupee	14,455,000	United States Dollar	203,821	8/6/19	6,209
United States Dollar	443,470	Hong Kong Dollar	3,460,000	9/30/19	1,320
Citigroup
South Korean Won	384,260,000	United States Dollar	324,544	8/6/19	310
United States Dollar	326,601	South Korean Won	384,260,000	8/6/19	1,747
Argentine Peso	8,690,000	United States Dollar	183,333	9/23/19	463
Hungarian Forint	100,000,000	United States Dollar	348,420	8/6/19	(8,880)
United States Dollar	344,160	Hungarian Forint	100,000,000	8/6/19	4,620
United States Dollar	189,756	Canadian Dollar	250,000	8/30/19	211
Peruvian Nuevo Sol	1,390,000	United States Dollar	421,928	8/2/19	(1,197)
United States Dollar	416,841	Peruvian Nuevo Sol	1,390,000	8/2/19	(3,890)

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup (continued)
United States Dollar	208,024	Peruvian Nuevo Sol	700,000	8/21/19	(3,681)
United States Dollar	420,499	Peruvian Nuevo Sol	1,390,000	10/22/19	1,321
United States Dollar	325,327	South Korean Won	384,260,000	10/25/19	(394)
United States Dollar	988,098	Russian Ruble	64,700,000	8/6/19	(27,593)
Goldman Sachs
Chilean Peso	119,250,000	United States Dollar	174,534	8/6/19	(5,142)
Mexican Peso	6,680,000	United States Dollar	345,116	8/6/19	3,107
HSBC
United States Dollar	604,076	New Zealand Dollar	900,000	8/30/19	12,731
United States Dollar	688,397	Mexican Peso	13,290,000	8/6/19	(4,400)
United States Dollar	4,173,155	Euro	3,745,000	8/30/19	16,879
British Pound	370,000	United States Dollar	461,707	8/30/19	(11,047)
Chilean Peso	120,750,000	United States Dollar	176,664	8/6/19	(5,142)
Swedish Krona	5,345,000	United States Dollar	566,087	8/30/19	(11,518)
J.P. Morgan Securities
Brazilian Real	2,160,000	United States Dollar	570,322	8/2/19	(4,417)
United States Dollar	574,468	Brazilian Real	2,160,000	8/2/19	8,563
Brazilian Real	2,160,000	United States Dollar	571,504	10/2/19	(8,337)
United States Dollar	560,668	Hungarian Forint	164,040,000	10/25/19	983
Romanian Leu	900,000	United States Dollar	213,960	8/6/19	(3,310)
United States Dollar	211,114	Romanian Leu	900,000	8/6/19	464
Indian Rupee	14,455,000	United States Dollar	208,186	10/25/19	(23)
Hungarian Forint	164,040,000	United States Dollar	557,960	8/6/19	(978)
United States Dollar	574,109	Hungarian Forint	164,040,000	8/6/19	17,127
United States Dollar	422,696	Mexican Peso	8,180,000	10/25/19	1,938
Philippine Peso	21,260,000	United States Dollar	416,822	8/6/19	903

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
J.P. Morgan Securities (continued)
United States Dollar	304,580	Hong Kong Dollar	2,370,000	1/3/20	1,587
Singapore Dollar	610,000	United States Dollar	446,370	8/6/19	(2,418)
United States Dollar	442,706	Singapore Dollar	610,000	8/6/19	(1,246)
Russian Ruble	50,000,000	United States Dollar	786,411	8/6/19	(1,487)
Mexican Peso	8,180,000	United States Dollar	428,306	8/6/19	(1,889)
United States Dollar	778,101	Russian Ruble	50,000,000	10/25/19	1,586
United States Dollar	210,194	Indian Rupee	14,455,000	8/6/19	164
United States Dollar	415,056	Philippine Peso	21,260,000	10/25/19	(1,278)
Merrill Lynch, Pierce, Fenner & Smith
United States Dollar	1,450,608	Euro	1,300,000	8/30/19	7,842
Morgan Stanley
Brazilian Real	760,000	United States Dollar	186,229	8/2/19	12,886
United States Dollar	201,865	Brazilian Real	760,000	8/2/19	2,750
United States Dollar	178,650	Hong Kong Dollar	1,390,000	1/3/20	945
United States Dollar	344,304	Mexican Peso	6,680,000	8/6/19	(3,919)
United States Dollar	208,433	Malaysian Ringgit	870,000	8/6/19	(2,380)
Japanese Yen	71,740,000	United States Dollar	667,756	8/30/19	(6,793)
United States Dollar	6,077,057	Japanese Yen	652,885,000	8/30/19	61,824
UBS Securities
Czech Koruna	16,960,000	Euro	655,220	8/6/19	4,713
Euro	660,822	Czech Koruna	16,960,000	8/6/19	1,491
Mexican Peso	13,290,000	United States Dollar	670,053	8/6/19	22,744
Australian Dollar	860,000	United States Dollar	598,000	8/30/19	(9,192)
Czech Koruna	16,960,000	Euro	657,517	10/25/19	(1,601)
Gross Unrealized Appreciation					216,836
Gross Unrealized Depreciation					(188,440)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,111,422)—Note 1(c):
Unaffiliated issuers	135,347,266	136,979,784
Affiliated issuers	3,130,205	3,130,205
Cash denominated in foreign currency	89,174	89,140
Interest and securities lending income receivable		687,080
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		216,836
Receivable for shares of Common Stock subscribed		5,492
Cash collateral held by broker—Note 4		354
Unrealized appreciation on foreign currency transactions		114
Prepaid expenses		24,440
		141,133,445
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		26,113
Cash overdraft due to Custodian		18,740
Liability for securities on loan—Note 1(c)		2,161,337
Payable for investment securities purchased		1,040,313
Payable for shares of Common Stock redeemed		305,054
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		188,440
Directors fees and expenses payable		27,142
Outstanding options written, at value (premiums received $23,780)—Note 4		6,697
Payable for futures variation margin—Note 4		5,949
Accrued expenses		141,234
		3,921,019
Net Assets ($)		137,212,426
Composition of Net Assets ($):
Paid-in capital		147,543,204
Total distributable earnings (loss)		(10,330,778)
Net Assets ($)		137,212,426

Net Asset Value Per Share	Class D	Class P
Net Assets ($)	137,065,282	147,144
Shares Outstanding	13,495,216	14,465
Net Asset Value Per Share ($)	10.16	10.17

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended July 31, 2019

Investment Income ($):
Income:
Interest (net of $1,856 foreign taxes withheld at source)	4,227,025
Dividends from affiliated issuers	60,369
Income from securities lending—Note 1(c)	6,720
Total Income	4,294,114
Expenses:
Management fee—Note 3(a)	684,906
Shareholder servicing costs—Note 3(b)	556,234
Professional fees	95,993
Registration fees	39,248
Custodian fees—Note 3(b)	12,108
Prospectus and shareholders’ reports	11,182
Directors’ fees and expenses—Note 3(c)	4,999
Loan commitment fees—Note 2	2,942
Miscellaneous	59,526
Total Expenses	1,467,138
Less—reduction in expenses due to undertaking—Note 3(a)	(572,981)
Less—reduction in fees due to earnings credits—Note 3(b)	(1,350)
Net Expenses	892,807
Investment Income—Net	3,401,307
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,522,624)
Net realized gain (loss) on options transactions	(262,649)
Net realized gain (loss) on futures	(447,964)
Net realized gain (loss) on swap agreements	(172,012)
Net realized gain (loss) on forward foreign currency exchange contracts	221,900
Net Realized Gain (Loss)	(2,183,349)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	3,194,066
Net unrealized appreciation (depreciation) on options transactions	58,988
Net unrealized appreciation (depreciation) on futures	387
Net unrealized appreciation (depreciation) on swap agreements	(1,010)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	144,447
Net Unrealized Appreciation (Depreciation)	3,396,878
Net Realized and Unrealized Gain (Loss) on Investments	1,213,529
Net Increase in Net Assets Resulting from Operations	4,614,836

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31,
	2019	2018[a]
Operations ($):
Investment income—net	3,401,307	2,655,914
Net realized gain (loss) on investments	(2,183,349)	(1,435,945)
Net unrealized appreciation (depreciation) on investments	3,396,878	(2,018,288)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,614,836	(798,319)
Distributions ($):
Distributions to shareholders:
Class D	(3,910,648)	(3,519,267)
Class P	(6,575)	(5,423)
Total Distributions	(3,917,223)	(3,524,690)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class D	29,715,827	16,731,317
Class P	-	51
Distributions reinvested:
Class D	3,607,691	3,242,155
Class P	6,568	5,423
Cost of shares redeemed:
Class D	(38,629,128)	(43,039,854)
Class P	(104,138)	(4,065)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(5,403,180)	(23,064,973)
Total Increase (Decrease) in Net Assets	(4,705,567)	(27,387,982)
Net Assets ($):
Beginning of Period	141,917,993	169,305,975
End of Period	137,212,426	141,917,993
Capital Share Transactions (Shares):
Class D
Shares sold	2,964,523	1,629,291
Shares issued for distributions reinvested	360,935	316,923
Shares redeemed	(3,855,706)	(4,197,673)
Net Increase (Decrease) in Shares Outstanding	(530,248)	(2,251,459)
Class P
Shares sold	-	5
Shares issued for distributions reinvested	656	529
Shares redeemed	(10,283)	(397)
Net Increase (Decrease) in Shares Outstanding	(9,627)	137

[a] Distributions to shareholders include $2,895,209 Class D and $4,464 Class P distributions from investment income—net and $624,058 Class D and $959 Class P distributions from net realized gains. Undistributed investment income—net was $160,045 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class D Shares	Year End July 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.10	10.39	10.45	10.48	10.64
Investment Operations:
Investment income—net[a]	.25	.17	.09	.12	.12
Net realized and unrealized gain (loss) on investments	.10	(.23)	(.02)	(.00)[b]	(.11)
Total from Investment Operations	.35	(.06)	.07	.12	.01
Distributions:
Dividends from investment income—net	(.21)	(.19)	(.13)	(.15)	(.17)
Dividends from net realized gain on investments	(.08)	(.04)	-	-	-
Total Distributions	(.29)	(.23)	(.13)	(.15)	(.17)
Net asset value, end of period	10.16	10.10	10.39	10.45	10.48
Total Return (%)	3.53	(.56)	.64	1.12	.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.05	1.00	.95	.90
Ratio of net expenses to average net assets	.65	.65	.65	.65	.65
Ratio of net investment income to average net assets	2.48	1.70	.89	1.14	1.18
Portfolio Turnover Rate	143.61	134.82	41.03	199.63	94.92
Net Assets, end of period ($ x 1,000)	137,065	141,674	169,057	192,229	215,323

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class P Shares	Year End July 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.12	10.40	10.47	10.49	10.65
Investment Operations:
Investment income—net[a]	.25	.17	.09	.12	.12
Net realized and unrealized gain (loss) on investments	.08	(.22)	(.04)	(.00)b	(.12)
Total from Investment Operations	.33	(.05)	.05	.12	.00[b]
Distributions:
Dividends from investment income—net	(.20)	(.19)	(.12)	(.14)	(.16)
Dividends from net realized gain on investments	(.08)	(.04)	-	-	-
Total Distributions	(.28)	(.23)	(.12)	(.14)	(.16)
Net asset value, end of period	10.17	10.12	10.40	10.47	10.49
Total Return (%)	3.46	(.62)	.47	1.12	.00[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.23	1.19	1.12	1.06	1.04
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	2.47	1.67	.83	1.12	1.13
Portfolio Turnover Rate	143.61	134.82	41.03	199.63	94.92
Net Assets, end of period ($ x 1,000)	147	244	249	315	425

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Short Term Income Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Short Term Income Fund to BNY Mellon Short Term Income Fund and the Company changed its name from Dreyfus Investment Grade Funds, Inc. to BNY Mellon Investment Grade Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Class D (500 million shares authorized) and Class P (300 million shares authorized). Class D and Class P shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

NOTES TO FINANCIAL STATEMENTS (continued)

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of July 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Asset-Backed	-	36,381,809	-	36,381,809
Commercial Mortgage-Backed	-	17,752,392	-	17,752,392
Corporate Bonds	-	46,750,806	-	46,750,806
Foreign Government	-	14,930,410	-	14,930,410
Investment Companies	3,130,205	-	-	3,130,205
Municipal Securities	-	1,070,930	-	1,070,930
U.S. Government Agencies Mortgage-Backed	-	4,372,249	-	4,372,249
U.S. Treasury	-	15,710,189	-	15,710,189
Other Financial Instruments:
Futures††	25,095	-	-	25,095
Options Purchased	-	10,999	-	10,999
Forward Foreign Currency Exchange Contracts††	-	216,836	-	216,836
Liabilities ($)
Other Financial Instruments:
Futures††	(57,280)	-	-	(57,280)
Options Written	-	(6,697)	-	(6,697)
Forward Foreign Currency Exchange Contracts††	-	(188,440)	-	(188,440)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended July 31, 2019, The Bank of

NOTES TO FINANCIAL STATEMENTS (continued)

New York Mellon earned $1,344 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended July 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2019, the components of accumulated earnings on a tax basis were as follows: accumulated capital and other losses $11,652,877 and unrealized appreciation $1,348,079. In addition, the fund deferred for tax purposes late year ordinary losses of $25,980 to the first day of the following fiscal year.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2019. The fund has $3,800,069 of short-

term capital losses and $7,606,060 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2019 and July 31, 2018 were as follows: ordinary income $3,917,223 and $3,524,690, respectively.

During the period ended July 31, 2019, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund increased total distributable earnings (loss) by $21,246 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(g) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2019, the fund did not borrow under the Facilities.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from August 1, 2018 through November 30, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. On or after November 30, 2019, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $572,981 during the period ended July 31, 2019.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .20% of the value of the average daily net assets of Class D shares and .25% of the value of the average daily net assets of Class P shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2019, Class D and Class P shares were charged $273,510 and $566, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended July 31, 2019, the fund was charged $59,956 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended July 31, 2019, the fund was charged $12,108 pursuant to the custody agreement. These fees were partially offset by earnings credits of $1,333.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended July 31, 2019, the fund was charged $3,181 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credit of $17.

During the period ended July 31, 2019, the fund was charged $11,499 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $58,463, Shareholder Services Plan fees $23,391, custodian fees $3,566, Chief Compliance Officer fees $3,861 and transfer agency fees $11,514, which are offset against an expense reimbursement currently in effect in the amount of $74,682.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended July 31, 2019, amounted to $191,524,293 and $196,069,699, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC

NOTES TO FINANCIAL STATEMENTS (continued)

derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended July 31, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at July 31, 2019 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of foreign currencies or as a substitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at July 31, 2019 are set forth in Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or

NOTES TO FINANCIAL STATEMENTS (continued)

losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at July 31, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. At July 31, 2019, there were no outstanding interest rate swaps.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At July 31, 2019, there were no credit default swap agreements outstanding.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of July 31, 2019 is shown below:

NOTES TO FINANCIAL STATEMENTS (continued)

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	25,095	[1]	Interest rate risk	(57,280)	[1]
Foreign exchange risk	227,835	[2,3]	Foreign exchange risk	(195,137)	[3,4]
Gross fair value of derivative contracts	252,930			(252,417)

Statement of Assets and Liabilities location:
[1] Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2] Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3] Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[4] Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended July 31, 2019 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	(447,964)		-		-		(133,622)		(581,586)
Foreign exchange	-		(262,649)		221,900		-		(40,749)
Credit	-		-		-		(38,390)		(38,390)
Total	(447,964)		(262,649)		221,900		(172,012)		(660,725)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	387		-		-		(1,010)		(623)
Foreign exchange	-		58,988		144,447		-		203,435
Total	387		58,988		144,447		(1,010)		202,812

Statement of Operations location:
[1] Net realized gain (loss) on futures.
[2] Net realized gain (loss) on options transactions.
[3] Net realized gain (loss) on forward foreign currency exchange contracts.
[4] Net realized gain (loss) on swap agreements.
[5] Net unrealized appreciation (depreciation) on futures.
[6] Net unrealized appreciation (depreciation) on options transactions.
[7] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8] Net unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At July 31, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	25,095	(57,280)
Options	10,999	(6,697)
Forward contracts	216,836	(188,440)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	252,930	(252,417)
Derivatives not subject to
Master Agreements	(25,095)	57,280
Total gross amount of assets
and liabilities subject to
Master Agreements	227,835	(195,137)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of July 31, 2019:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Capital	32,184		(32,184)	-	-
Citigroup	9,977		(9,977)	-	-
Goldman Sachs International	3,115		(3,115)	-	-
HSBC	29,630		(29,630)	-	-
J.P. Morgan Securities	33,315		(25,383)	-	7,932
Merrill Lynch, Pierce, Fenner & Smith	7,862		(122)	-	7,740
Morgan Stanley	78,630		(13,092)	-	65,538
UBS Securities	33,122		(12,297)	-	20,825
Total	227,835		(125,800)	-	102,035

NOTES TO FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Capital	(60,749)		32,184	-	(28,565)
Citigroup	(45,641)		9,977	-	(35,664)
Goldman Sachs International	(5,316)		3,115	-	(2,201)
HSBC	(32,537)		29,630	-	(2,907)
J.P. Morgan Securities	(25,383)		25,383	-	-
Merrill Lynch, Pierce, Fenner & Smith	(122)		122	-	-
Morgan Stanley	(13,092)		13,092	-	-
UBS Securities	(12,297)		12,297	-	-
Total	(195,137)		125,800	-	(69,337)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended July 31, 2019:

Average Market Value ($)
Interest rate futures	38,044,373
Foreign currency options contracts	55,950
Forward contracts	32,437,374

The following summarizes the average notional value of swap agreements outstanding during the period ended July 31, 2019:

Average Notional Value ($)
Interest rate swap agreements	1,391,899
Credit default swap agreements	457,378

At July 31, 2019, the cost of investments for federal income tax purposes was $138,748,626; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $1,347,999, consisting of $2,218,363 gross unrealized appreciation and $870,364 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Short Term Income Fund (formerly, Dreyfus Short Term Income Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Short Term Income Fund (the “Fund”) (formerly, Dreyfus Short Term Income Fund) (one of the funds constituting BNY Mellon Investment Grade Funds, Inc.), including the statements of investments, investments in affiliated issuers, futures, options written and forward foreign currency exchange contracts, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Grade Funds, Inc.) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
September 26, 2019

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 72.65% of ordinary income dividends paid during the fiscal year ended July 31, 2019 as qualifying “interest related dividends.” Also, the fund hereby reports $.0790 per share as a short-term capital gain distribution paid on December 4, 2018.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 23-24, 2019, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENTS (Unaudited) (continued)

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was at or above the Performance Group and Performance Universe medians for seven of the ten one-year periods ended May 31st. The Board considered the relative proximity of the fund’s total return performance to the Performance Group and Performance Universe median for the ten-year period and the proximity of the fund’s yield performance to the Performance Group and/or Performance Universe median in certain periods when the fund’s yield performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians (lowest in the Expense Group and Expense Universe) and the fund’s total expenses were above the Expense Group and the Expense Universe medians.

Representatives of the Adviser stated that the Adviser has contractually agreed, until November 30, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.45% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• While the Board noted the fund’s favorable yield performance over the past ten years, the Board agreed to closely monitor performance and determined to approve renewal of the Agreement only until the first quarter 2020 regular Board meeting.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENTS (Unaudited) (continued)

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement through the first quarter 2020 regular Board meeting.

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 120

———————

Francine J. Bovich (68)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 70

———————

Andrew J. Donohue (69)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 56

———————

Isabel P. Dunst (72)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-present; previously, Of Counsel, 2015-2018, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

J. Charles Cardona (63)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Manager (2008-2016), Chairman of the MBSC Securities Corporation (“MBSC”) (2013-2016)

No. of Portfolios for which Board Member Serves: 33

———————

Nathan Leventhal (76)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• President of the Palm Beach Opera (2016-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (55)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 97

———————

Roslyn M. Watson (69)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 56

———————

Benaree Pratt Wiley (73)
Board Member (2009)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 76

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (78)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Membership During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 53

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since January 2018.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 60 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 47 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since January 2018.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 31 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 43 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

BNY Mellon Short Term Income Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class D:DSTIX Class P:DSHPX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 0083AR0719

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $126,879 in 2018 and $87,066 in 2019.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $44,843 in 2018 and $26,262 in 2019.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $14,211 in 2018 and $6,261 in 2019.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,134 in 2018 and $919 in 2019.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2)  Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,695,521 in 2018 and $22,646,251 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Grade Funds, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    September 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    September 26, 2019

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    September 26, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)